                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    VPE Holdings, LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to
Issuer:                                 10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Vertiv JV Holdings, LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    PE Vertiv Holdings, LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum Equity Investment Holdings III,
                                        LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum Equity Investment Holdings
                                        Manager III, LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum Equity InvestCo, L.P.
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum Equity Investment Holdings IC
                                        (Cayman), LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum InvestCo (Cayman), LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum Equity Investment Holdings, LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Platinum Equity, LLC
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC

Name of Joint Filer:                    Tom Gores
Address of Joint Filer:                 c/o Platinum Equity Advisors, LLC
                                        360 North Crescent Drive, South Building
                                        Beverly Hills, CA 90210
Relationship of Joint Filer to Issuer:  10% Owner, Director
Issuer Name and Ticker or Trading
Symbol:                                 Vertiv Holdings Co (VRT)
Date of Event Requiring Statement:      08/17/2020
(Month/Day/Year)
Designated Filer:                       VPE Holdings, LLC